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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 7, 2003


                        Crown Castle International Corp.
             (Exact Name of Registrant as Specified in its Charter)

       Delaware                        0-24737               76-0470458
    (State or Other                (Commission File         (IRS Employer
     Jurisdiction of                    Number)             Identification
     Incorporation)                                             Number)

                                510 Bering Drive
                                    Suite 500
                                Houston, TX 77057
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (713) 570-3000


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     This document includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

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On February 10, the Company filed a Current Report on Form 8-K with the
Commission which stated that a previously announced blackout period had ended as of December 7, 2003; the correct ending date for such blackout period is February 7, 2003. The amended Item 9 disclosure follows in its entirety.


Item 9. Regulation FD Disclosure

On February 7, 2003, Crown Castle International Corp. ("Company") sent a notice to the directors and executive officers of the Company informing them that the previously announced blackout period, relating to a change in the Company's 401(k) plan provider, has ended as of February 7, 2003. As a result, the previously announced prohibition against directors and executive officers of the Company engaging in certain transactions involving common stock or other equity securities of the Company during the blackout period has also ended.

A copy of such notice is filed herewith as Exhibit 99.1 and is incorporated herein by reference. This exhibit is not filed but furnished pursuant to Regulation FD.

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Item 7. Financial Statements and Exhibits

        (c) Exhibits

        Exhibit No.               Description

        99.1 Notice to directors and executive officers of Crown Castle International Corp.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CROWN CASTLE INTERNATIONAL CORP.

                                        By:   /s/ E. Blake Hawk
                                           ------------------------------
                                           Name:  E. Blake Hawk
                                           Title: Executive Vice President and
                                                  General Counsel

Date: February 10, 2003


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                                  EXHIBIT INDEX

    Exhibit No.       Description

      99.1 Notice to directors and executive officers of Crown Castle International Corp.


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